UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported): February 15, 2012

Entia Biosciences, Inc.

 (Exact name of registrant as specified in charter)

Commission File Number:  000-52864

Nevada	26-0561199
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P.O. Box 910 Stevenson, Washington	98648
(Address of principal executive offices)	(Zip Code)

(509) 427-5132
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 8.01.

Other Events.

On February 15, 2012 a 1:10 reverse stock split became effective after we received authorization from Financial Industry Regulatory Authority (FINRA) for the corporate action.  Also the name change from Total Nutraceutical Solutions, Inc. to Entia Biosciences, Inc. became effective on the FINRA system on the same date.  Pursuant to the 1:10 reverse stock split, the shares outstanding immediately prior to the reverse stock split of 71,329,056 shares of common stock became 7,132,906 shares after the reverse stock split.  As is customary with stock splits, the stock ticker symbol ERGO.OB will carry a “D” on the end (ERGOD.OB) for twenty business days after the effective date of the reverse stock split, after which it will revert to ERGO.OB.

Item 9.01.	Exhibits. Financial Statements and Exhibits

(c)	Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTIA BIOSCIENCES, INC. (Registrant)

Date: February 16, 2012	By:	/s/ Marvin S. Hausman, M.D.
Marvin S. Hausman, M.D. President and CEO